ACCOUNTS AND OTHER RECEIVABLES, NET	12 Months Ended
Dec. 31, 2024
Credit Loss [Abstract]
ACCOUNTS AND OTHER RECEIVABLES, NET

Note 3. ACCOUNTS AND OTHER RECEIVABLES, NET

Accounts and other receivables at December 31, 2024 and 2023, are summarized below:

	December 31,
	2024	2023
Patient service fees	$915,488	$657,717
Histology service fees	190,648	121,301
Medical director fees	5,194	3,103
Other receivables	27,874	29,553
Total accounts and other receivables, net	$1,139,204	$811,674